Exhibit 99.9

Redwire Announces Acquisition of Edge Autonomy; Transformational Transaction Creates a Multi-Domain, Scaled and Profitable Space and Defense Tech Company

Significant portfolio expansion to include combat-proven autonomous airborne platforms in support of critical forward-looking national security mission needs
Expected to be immediately accretive to Revenue, Adjusted EBITDA and Free Cash Flow
Post-transaction, Redwire expects to have a strong balance sheet

JACKSONVILLE, Fla. (January 20, 2025) – Redwire Corporation (NYSE: RDW), a leader in space infrastructure for the next generation space economy, today announced that it has signed a definitive agreement to acquire Edge Autonomy, a leading provider of field-proven uncrewed airborne system (“UAS”) technology. Under the terms of the merger agreement, Redwire will acquire Edge Autonomy for $925 million on a debt free, cash free basis and subject to customary working capital, cash and debt adjustments. The merger consideration is expected to be paid using $150 million in cash and $775 million in shares of Redwire common stock, based on the volume-weighted average trading price on the NYSE for the 30 trading days ending on January 17, 2025 of $15.07 (“30-day VWAP”). Transaction financing and closing details are as described below. Following the merger, Edge Autonomy and its subsidiaries would be wholly-owned subsidiaries of Redwire.

The acquisition is expected to transform Redwire into a global leader in multi-domain autonomous technology, broadening its portfolio of mission-critical space platforms to include combat-proven autonomous airborne platforms. Immediately upon closing, the transaction is expected to be accretive to Redwire’s revenue, Adjusted EBITDA, and Free Cash Flow. For the twelve months ended December 31, 2025, Redwire, as a combined company, is forecasting full year, revenues of $535 million - $605 million and Adjusted EBITDA of $70 million - $105 million with positive Free Cash Flow, assuming the transaction had been consummated on January 1, 2025.1

1 These amounts are the sum of the standalone full year forecasts for the Redwire and Edge Autonomy businesses by Redwire management, and have not been calculated pursuant to Article 11 of Regulation S-X.

Formed in 2021 through the merger of UAV Factory and Jennings Aeronautics, Edge Autonomy harnesses over three decades of experience developing uncrewed and autonomous technology systems. Edge Autonomy is vertically integrated with proven capabilities, extensive mission heritage, and strong relationships with U.S. Department of Defense, Special Operations Forces, and allied governments. Edge Autonomy’s fleet of UAS technology, including its Stalker series and Penguin series, is optimized for long endurance, long range reconnaissance missions and can be deployed quickly for time-critical operations. Executing on multiple programs of record, these field-proven capabilities are critical for the modern warfighter to collect crucial information and make informed decisions quickly and effectively. The combination of Redwire and Edge Autonomy is expected to create a transformative, multi-domain, scaled and profitable space and defense tech company focused on the convergence of integrated autonomous, AI-enabled multi-domain operations for defense and national security. For the last twelve months ended September 30, 2024, Edge Autonomy achieved revenues of $222 million and Adjusted EBITDA of $72 million.2

Redwire has strengthened and grown its position as a critical provider of defense technology by scaling its national security space business and investing in enhanced capabilities. Redwire recently added two space platforms to its technology portfolio, Thresher and Mako, designed for software defined, AI-enabled, autonomous operations in low Earth orbit, medium Earth orbit, and geostationary orbit. Additionally, Redwire is currently developing Very Low Earth Orbit spacecraft or “orbital drones” that bridge the gap between airborne and space-based systems. The addition of Edge Autonomy’s UAS technologies with these capabilities expands our coverage across multiple domains and is expected to create new integrated capabilities for our customers that leverage connectivity across space and airborne operations.

“The combination of Redwire and Edge Autonomy creates a uniquely positioned space and defense company focused on two of the fastest growing trends in defense technology,” said Peter Cannito, Chairman and CEO of Redwire. “As space and airborne platforms converge into an integrated network of autonomous, collaborative systems, Redwire will be poised to provide end-to-end solutions for multi-domain operations from the surface of the earth to the surface of the moon and beyond.”

Headquartered in San Luis Obispo, California, Edge Autonomy has a team of more than 600 employees around the world. With more than 265,000 square feet of manufacturing and production capabilities across the U.S. and Europe, Edge Autonomy’s experienced team delivers proven solutions based on real-world mission needs.

“We are extremely excited to join forces with Redwire and merge two industry leaders in advanced multi-domain technologies,” said Steve Adlich, CEO of Edge Autonomy. “Both companies are committed to technology innovation, reliability and satisfying customer demand, and we see significant synergies within our collective capabilities that will positively impact both businesses and enable continued growth.”

Transaction Financing and Closing
Redwire will pay the purchase price for the acquisition in a combination of $150 million in cash and $775 million in shares of Redwire common stock issued at $15.07, the 30-day VWAP. The transaction consideration positions Redwire with a stronger balance sheet and enhanced credit quality as a result of significant cash flow accretion, better operational scale, and commercial diversification. Redwire, at its option, may finance the cash portion of the purchase price with cash on its balance sheet, availability under its existing credit facility, or proceeds from new committed debt facilities, taking advantage of the expected significant expansion of its Adjusted EBITDA and free cash flow on a combined company basis. Redwire, at its option, may also elect to use proceeds from a new issuance of Redwire common stock. If Redwire elects to raise cash in a common equity financing, the $15.07 issuance price would be increased or decreased depending on the per share price of such equity financing.

The transaction is subject to customary approvals and closing conditions, including a Redwire stockholder vote and regulatory approvals, and is expected to close in the second quarter of 2025.

In addition to approval by Redwire’s Board of Directors, the transaction has also been approved by a special committee of the Board composed entirely of directors who are independent both with respect to Redwire and AE Industrial Partners,
2 Amounts presented for the last twelve months ended September 30, 2024. Metrics based on data available to Redwire that has not been audited by Redwire or its auditors and is subject to change. Such metrics may not have the same definition as, nor be comparable to, Redwire’s financial measures, including non-GAAP financial measures, of the same or similar name. Please refer to “Use of Data” included in the Press Release for additional information.

LP and its affiliates (“AEI”). As a condition of the transaction, the stockholder approval must include a majority of the voting power not held by AEI. In connection with the transaction, entities affiliated with AEI, Genesis Park (through its affiliate Genesis Park II LP) and Bain Capital (through its affiliate BCC Redwire Aggregator, L.P.) have agreed to vote in favor of the proposals relating to the transaction at the stockholder meeting to be called for such purpose, representing an aggregate of approximately 73% of Redwire’s outstanding voting power, and over 50% of Redwire’s outstanding voting power held by persons other than AEI and Redwire management, as of January 20, 2025.

At the closing of the transaction, Redwire will enter into an amended and restated investor rights agreement (the “Investor Rights Agreement”) with AEI, Genesis Park Holdings, and Edge Autonomy Ultimate Holdings, LP (“Seller”) and certain of their affiliates, which would provide that (i) AEI would be permitted to designate four directors for election to Redwire’s Board of Directors, which number would be reduced once AEI no longer holds 50% or more of the shares of Redwire common stock issued beneficially owned by AEI (excluding the Seller’s) at the closing of the transaction and (ii) Seller would be permitted to designate one director for election to Redwire’s Board of Directors so long as Seller continues to hold 25% or more of the shares of Redwire common stock beneficially owned by Seller at the closing of the transaction. The Investor Rights Agreement also provides that AEI and Seller will not sell any of such Redwire Shares during the six-month period following the closing of the transaction, subject to certain limited exceptions.

Transaction Conference Call
Management will conduct a conference call starting at 9:00 a.m. ET on Tuesday, January 21, 2025 to discuss the transaction. The dial-in number for the live call is 877-485-3108 (toll free) or +1 201-689-8264 (toll), and the conference ID is 13751126. Redwire will live stream a presentation with slides during the call. Please use the following link to follow along with the live stream: https://event.choruscall.com/mediaframe/webcast.html?webcastid=FA5vxeLy

A telephone replay of the call will be available for two weeks following the event by dialing 877-660-6853 (toll free) or 201-612-7415 (toll) and entering the access code 13751126. The accompanying investor presentation will be available on January 20, 2025 on the investor section of Redwire’s website at ir.redwirespace.com.

Advisors
J.P. Morgan Securities LLC and GH Partners LLC are serving as financial advisors and Holland & Knight LLP is serving as legal advisor to Redwire. Roth Capital Partners is serving as financial advisor and Richards, Layton & Finger, P.A. is serving as legal advisor to special committee of the Board of Directors. Citi is serving as financial advisor and Kirkland & Ellis LLP is serving as legal advisor to Edge Autonomy.

About Redwire
Redwire Corporation (NYSE:RDW) is a global space infrastructure and innovation company enabling civil, commercial, and national security programs. Redwire’s proven and reliable capabilities include avionics, sensors, power solutions, critical structures, mechanisms, radio frequency systems, platforms, missions, and microgravity payloads. Redwire combines decades of flight heritage and proven experience with an agile and innovative culture. Redwire’s approximately 700 employees working from 17 facilities located throughout the United States and Europe are committed to building a bold future in space for humanity, pushing the envelope of discovery and science while creating a better world on Earth. For more information, please visit redwirespace.com.

About Edge Autonomy
Edge Autonomy is a leader in providing innovative autonomous systems, advanced optics, and resilient energy solutions to the U.S. Department of Defense, U.S. Federal Civilian Agencies, allied governments, academic institutions, and commercial entities around the world. We believe that innovation – in all forms, from all sources, and at all stages of development – creates solutions that enable mission success. Our highly engineered uncrewed technology systems have been sold across nearly 80 countries in a wide variety of military, civil, and academic applications.

With a team of more than 600 employees, Edge Autonomy draws on over three decades of proven aerospace engineering, manufacturing expertise, and advanced technology. Headquartered in San Luis Obispo, CA and with more than 265,000 square feet of manufacturing and production capabilities across the U.S. and in the European Union, Edge Autonomy’s experienced team delivers proven solutions based on real-world mission needs.

Additional Information and Where to Find It
The definitive agreement entered into in connection with the proposed business combination described herein and a summary of material terms of the transaction will be provided in a Current Report on Form 8-K or Schedule 14A to be filed with the Securities and Exchange Commission (the “SEC”). Redwire will file with the SEC a proxy statement relating to a special meeting of Redwire’s stockholders (the “proxy statement”). STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REDWIRE, Edge Autonomy, THE TRANSACTION AND RELATED MATTERS. Stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties on investor relations section of Redwire’s website at redwirespace.com.

Participants in the Solicitation
Redwire and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Redwire in respect of the proposed business combination contemplated by the proxy statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of Redwire, respectively, in connection with the proposed business combination, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information regarding Redwire’s directors and executive officers is contained in Redwire’s Annual Report on Form 10-K for the year ended December 31, 2023 and its Proxy Statement on Schedule 14A, dated April 22, 2024, which are filed with the SEC.

No Offer or Solicitation
This press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Forward-Looking Statements
Readers are cautioned that the statements contained in this press release regarding expectations of our performance or other matters that may affect our or the combined company’s business, results of operations, or financial condition are “forward-looking statements” as defined by the “safe harbor” provisions in the Private Securities Litigation Reform Act of 1995. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included or incorporated in this press release, including statements regarding our or the combined company’s strategy, financial projections, including the prospective financial information provided in this press release, financial position, funding for continued operations, cash reserves, liquidity, projected costs, plans, projects, awards and contracts, and objectives of management, the entry into the potential business combination, the expected benefits from the proposed business combination, the expected performance of the combined company, the expectations regarding financing the proposed business combination, among others, are forward-looking statements. Words such as “expect,” “anticipate,” “should,” “believe,” “target,” “continued,” “project,” “plan,” “opportunity,” “estimate,” “potential,” “predict,” “demonstrates,” “may,” “will,” “could,” “intend,” “shall,” “possible,” “forecast,” “trends,” “contemplate,” “would,” “approximately,” “likely,” “outlook,” “schedule,” “pipeline,” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements are not guarantees of future performance, conditions or results. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control.

These factors and circumstances include, but are not limited to: (1) risks associated with the continued economic uncertainty, including high inflation, supply chain challenges, labor shortages, increased labor costs, high interest rates, foreign currency exchange volatility, concerns of economic slowdown or recession and reduced spending or suspension of investment in new or enhanced projects; (2) the failure of financial institutions or transactional counterparties; (3) Redwire’s limited operating history and history of losses to date as well as the limited operating history of Edge Autonomy and the relatively novel nature of the drone industry; (4) the inability to successfully integrate recently completed and future acquisitions, including the proposed business combination with Edge Autonomy, as well as the failure to realize the anticipated benefits of the transaction or to realize estimated projected combined company results; (5) the development and continued refinement of many of Redwire’s and the combined company’s proprietary technologies, products and service offerings; (6) competition with new or existing companies; (7) the possibility that Redwire’s expectations and assumptions relating to future results and projections with respect to Redwire or Edge Autonomy may prove incorrect; (8) adverse publicity stemming from any incident or perceived risk involving Redwire, Edge Autonomy, the combined company, or their competitors; (9) unsatisfactory performance of our and the combined company’s products resulting from challenges in the space environment, extreme space weather events, the environments in which drones operate, including in combat or other areas where hostilities may occur, or otherwise; (10) the emerging nature of the market for in-space infrastructure services and the market for drones and related services; (11) inability to realize benefits from new offerings or the application of our or the combined company’s technologies; (12) the inability to convert orders in backlog into revenue; (13) our and the combined company’s dependence on U.S. and foreign government contracts, which are only partially funded and subject to immediate termination, or which may be influenced by the level of military activities and related spending such as in or with respect to the war in Ukraine; (14) the fact that we are and the combined company will be subject to stringent economic sanctions, and trade control laws and regulations; (15) the need for substantial additional funding to finance our and the combined company’s operations, which may not be available when needed, on acceptable terms or at all; (16) the dilution of existing holders of our common stock that will result from the issuance of additional shares of common stock as consideration for the acquisition of Edge Autonomy, as well as the issuance of common stock in any offering that may be undertaken in connection with such acquisition; (17) the fact that the issuance and sale of shares of our Series A Convertible Preferred Stock has reduced the relative voting power of holders of our common stock and diluted the ownership of holders of our capital stock; (18) the ability to achieve the conditions to cause, or timing of, any mandatory conversion of the Series A Convertible Preferred stock into common stock; (19) the fact that AE Industrial Partners and Bain Capital have significant influence over us, which could limit your ability to influence the outcome of key transactions; (20) provisions in our Certificate of Designation with respect to our Series A Convertible Preferred Stock may delay or prevent our acquisition by a third party, which could also reduce the market price of our capital stock; (21) the fact that our Series A Convertible Preferred Stock has rights, preferences and privileges that are not held by, and are preferential to, the rights of holders of our other outstanding capital stock; (22) the possibility of sales of a substantial amount of our common stock by our current stockholders, as well as the equity owners of Edge Autonomy following consummation of the transaction, which sales could cause the price of our common stock and warrants to fall; (23) the impact of the issuance of additional shares of Series A Convertible Preferred Stock as pay in kind dividends on the price and market for our common stock; (24) the volatility of the trading price of our common stock and warrants; (25) risks related to short sellers of our common stock; (26) Redwire’s or the combined company’s inability to report our financial condition or results of operations accurately or timely as a result of identified material weaknesses in internal control over financial reporting, as well as the possible need to expand or improve Edge Autonomy’s financial reporting systems and controls; (27) the possibility that the closing conditions under the merger agreement necessary to consummate the merger between Redwire and Edge Autonomy will not be satisfied; (28) the effect of any announcement or pendency of the proposed business combination on Redwire’s or Edge Autonomy’s business relationships, operating results and business generally; (29) risks that the proposed business combination disrupts current plans and operations of Redwire or Edge Autonomy; (30) the ability of Redwire or the combined company to raise financing in connection with the proposed business combination or to finance its operations in the future; (31) the impact of any increase in the combined company’s indebtedness incurred to fund working capital or other corporate needs, including the repayment of Edge Autonomy’s outstanding indebtedness and transaction expenses incurred to acquire Edge Autonomy, as well as debt covenants that may limit the combined company’s activities, flexibility or ability to take advantage of business opportunities, and the effect of debt service on the availability of cash to fund investment in the business; (32) the ability to implement business plans, forecasts and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (33) costs related to the transaction; and (34) other risks and uncertainties described in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and those indicated from time to time in other documents filed or to be filed with the SEC by Redwire. The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us. If underlying assumptions to forward-looking statements prove inaccurate, or if known or unknown risks or uncertainties materialize, actual results could vary materially from those anticipated, estimated, or projected. The forward-

looking statements contained in this press release are made as of the date of this press release, and Redwire disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Persons reading this press release are cautioned not to place undue reliance on forward-looking statements.

Use of Data
Industry and market data used in this press release have been obtained from third-party industry publications and sources, as well as from research reports prepared for other purposes. Redwire or Edge Autonomy have not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. Statements other than historical facts, including, but not limited to, those concerning market conditions or trends, consumer or customer preferences or other similar concepts with respect to Redwire, Edge Autonomy and the expected combined company, are based on current expectations, estimates, projections, targets, opinions and/or beliefs of Redwire or, when applicable, of one or more third-party sources. Such statements involve known and unknown risks, uncertainties and other factors, and undue reliance should not be placed thereon. In addition, no representation or warranty is made with respect to the reasonableness of any estimates, forecasts, illustrations, prospects or returns, which should be regarded as illustrative only, or that any profits will be realized. The metrics regarding select aspects of Redwire's, Edge Autonomy’s and the expected combined company’s operations were selected by Redwire or its subsidiaries on a subjective basis. Such metrics are provided solely for illustrative purposes to demonstrate elements of Redwire's businesses, are incomplete, and are not necessarily indicative of Redwire’s, Edge Autonomy’s or their subsidiaries’ performance or overall operations. There can be no assurance that historical trends will continue.

The Edge Autonomy financial information, including non-GAAP measures, for the last twelve months ended September 30, 2024 and year ended December 31, 2023 included in this press release is unaudited and subject to change. The historical financial information, including any related non-GAAP information, for Edge Autonomy is subject to the finalization of year-end financial and accounting procedures (which are in process of being performed) and should not be viewed as a substitute for audited results prepared in accordance with U.S. generally accepted accounting principles. The actual results may be materially different from the unaudited results, and therefore undue reliance should not be placed on the unaudited information.

Use of Projections
The financial outlook and projections, estimates and targets in this press release are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainty and contingencies, many of which are beyond Redwire’s or Edge Autonomy’s control. Neither Redwire nor Edge Autonomy’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the financial projections for purposes of inclusion in this press release, and, accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purposes of this press release. While all financial projections, estimates and targets are necessarily speculative, Redwire believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results for Redwire, Edge Autonomy and the combined company are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets. The inclusion of financial projections, estimates and targets in this press release should not be regarded as an indication that Redwire, or its representatives, considered or consider the financial projections, estimates or targets to be a reliable prediction of future events. Further, inclusion of the prospective financial information in this press release should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Non-GAAP Financial Information
This press release contains financial measures that have not been prepared in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). These financial measures include forecasted Adjusted EBITDA and Free Cash Flow for Redwire assuming completion of the acquisition of Edge Autonomy.

Non-GAAP financial measures are used to supplement the financial information presented on a U.S. GAAP basis and should not be considered in isolation or as a substitute for the relevant U.S. GAAP measures and should be read in conjunction with information presented on a U.S. GAAP basis. Because not all companies use identical calculations, our presentation of Non-GAAP measures may not be comparable to other similarly titled measures of other companies. We encourage investors and stockholders to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. As soliciting material that is filed pursuant to Rule 14a-12, this press release is exempt from the requirements of Regulation G and Item 10(e) of Reg. S-K with respect to Non-GAAP financial measure disclosure.

Adjusted EBITDA is defined as net income (loss) adjusted for interest expense, net, income tax expense (benefit), depreciation and amortization, impairment expense, acquisition deal costs, acquisition integration costs, acquisition earnout costs, purchase accounting fair value adjustment related to deferred revenue, severance costs, capital market and advisory fees, litigation-related expenses, write-off of long-lived assets, gains on sale of joint ventures, equity-based compensation, committed equity facility transaction costs, debt financing costs, and warrant liability change in fair value adjustments. Free Cash Flow is computed as net cash provided by (used in) operating activities less capital expenditures.

We use Adjusted EBITDA to evaluate our operating performance, generate future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of internal resources. We use Free Cash Flow as a useful indicator of liquidity to evaluate our period-over-period operating cash generation that will be used to service our debt, and can be used to invest in future growth through new business development activities and/or acquisitions, among other uses. Free Cash Flow does not represent the total increase or decrease in our cash balance, and it should not be inferred that the entire amount of Free Cash Flow is available for discretionary expenditures, since we have mandatory debt service requirements and other non-discretionary expenditures that are not deducted from this measure.

Media Contacts:
Tere Riley
tere.riley@redwirespace.com

OR

Susan Hoffman
shoffman@edgeautonomy.io

OR

Investors:
investorrelations@redwirespace.com
904-425-1431